UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   June 20, 2005
                                                          ----------------------

                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  333-114041                              20-0645710
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           (Commission File Number)            (IRS Employer Identification No.)


             185 PLATTE CLAY WAY
              KEARNEY, MISSOURI                                  64060
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   (Address of Principal Executive Offices)                    (Zip Code)


                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Change In Registrant's Certifying Accountant
---------------------------------------------------------

On June 20, 2005, our Audit Committee engaged KPMG LLP (KPMG) to serve as our independent registered public accounting firm. In addition, on June 20, 2005 we dismissed Ernst & Young LLP as our independent auditors. Our engagement of Ernst & Young LLP was terminated due to economic reasons. The change in auditors was effective June 20, 2005, and KPMG will audit our financial statements for the fiscal year ending December 31, 2005.

The reports of Ernst & Young LLP on the financial statements of Ply Gem Holdings, Inc. and its predecessor for the two years ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the financial statements of Ply Gem Holdings, Inc. and its predecessor for the two years ended December 31, 2004 and in the subsequent interim period through June 20, 2005, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their reports. Except as noted in the following paragraph, during the two years ended December 31, 2004 and through June 20, 2005, there have been no reportable events (as defined in Item 304(a) (1) (v) of Regulation S-K). The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 24, 2005, is filed as Exhibit 16.1 to this Form 8-K.

As noted in Item 9A of the Form 10-K of the Company for the year ended December 31, 2004, it was determined that a material weakness existed in our internal control over financial reporting, as related to our sale leaseback accounting. The Company's management has implemented additional review procedures to mitigate the weakness.


ITEM 9.01    Financial Statements and Exhibits
----------------------------------------------

(a)    Financial statements of businesses acquired.
       Not applicable

(b)    Pro forma financial information.
       Not applicable

(c)    Exhibits

Exhibit                      Description
-------                      -----------

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 24, 2005, pursuant to Section 301(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 24, 2005

                                     PLY GEM INDUSTRIES, INC.


                                     By:        /s/ Shawn K. Poe
                                         -----------------------------------
                                         Name:  Shawn K. Poe
                                         Title: Vice President, Chief Financial
                                                Officer, Treasurer and Secretary

                                  EXHIBIT LIST


Exhibit                      Description
-------                      -----------

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 24, 2005, pursuant to Section 301(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.